                                                                    Exhibit 10.2

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Hound Dog #2 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section    1     Township 1N,        Range 32E,       MDB&M
NW       1/4,     Section    1     Township 1N,        Range 32E,       MDB&M
SE       1/4,     Section   ___    Township 1N,        Range 32E,       MDB&M
SW       1/4,     Section   ___    Township 1N,        Range 32E,       MDB&M

In Mineral County, Nevada, on the 8th day of November, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an West direction and 25 feet in a East direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the West to the East.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Hound Dog #9 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section    1      Township 1N,       Range 32E,        MDB7M
NW       1/4,     Section   ___     Township 1N,       Range 32E,        MDB&M
SE       1/4,     Section   ___     Township 1N,       Range 32E,        MDB&M
SW       1/4,     Section   ___     Township 1N,       Range 32E,        MDB&M

In Mineral County, Nevada, on the 8th day of November, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an East direction and 25 feet in a West direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the East to the West.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post


A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Ule #19 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section    11     Township 1N,      Range 32E,         MDB7M
NW       1/4,     Section   ___     Township 1N,      Range 32E,         MDB&M
SE       1/4,     Section    2      Township 1N,      Range 32E,         MDB&M
SW       1/4,     Section   ___     Township 1N,      Range 32E,         MDB&M

In Mineral County, Nevada, on the 30th day of October, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an South direction and 25 feet in an North direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the South to the North.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Panorama #5 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section   ___     Township 1N,      Range 32E,        MDB7M
NW       1/4,     Section   ___     Township 1N,      Range 32E,        MDB&M
SE       1/4,     Section    11     Township 1N,      Range 32E,        MDB&M
SW       1/4,     Section   ___     Township 1N,      Range 32E,        MDB&M

In Mineral County, Nevada, on the 30th day of October, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an South direction and 25 feet in an North direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the South to the North.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Panorama #6 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section   ___     Township 1N,       Range 32E,       MDB7M
NW       1/4,     Section   ___     Township 1N,       Range 32E,       MDB&M
SE       1/4,     Section    11     Township 1N,       Range 32E,       MDB&M
SW       1/4,     Section   ___     Township 1N,       Range 32E,       MDB&M

In Mineral County, Nevada, on the 30th day of October, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an South direction and 25 feet in a North direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the South to the North.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Panorama #7 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section   ___     Township 1N,      Range 32E,       MDB7M
NW       1/4,     Section   ___     Township 1N,      Range 32E,       MDB&M
SE       1/4,     Section    11     Township 1N,      Range 32E,       MDB&M
SW       1/4,     Section   ___     Township 1N,      Range 32E,       MDB&M

In Mineral County, Nevada, on the 30th day of October, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an South direction and 25 feet in a North direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the South to the North.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                             CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the VOL #32 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section   ___     Township 1N,      Range 32E,       MDB7M
NW       1/4,     Section   ___     Township 1N,      Range 32E,       MDB&M
SE       1/4,     Section    2      Township 1N,      Range 32E,       MDB&M
SW       1/4,     Section    2      Township 1N,      Range 32E,       MDB&M

In Mineral County, Nevada, on the 8th day of November, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an East direction and 25 feet in a West direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the East to the West.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA

                            CERTIFICATE OF LOCATION
                            NEVADA-LODE MINING CLAIM

KNOW ALL MEN BY THESE PRESENTS, that DESERT PACIFIC EXPLORATION INC., Incorporate in Nevada, whose address is 12475 Overbrook Drive, Reno, Nevada 89511, has located and claimed the Little Ule #8 Lode Mining Claim in the following quarter sections(s):

NE       1/4,     Section   ___     Township 1N,       Range 32E,        MDB&M
NW       1/4,     Section   ___     Township 1N,       Range 32E,        MDB&M
SE       1/4,     Section    2      Township 1N,       Range 32E,        MDB&M
SW       1/4,     Section           Township 1N,       Range 32E,        MDB&M

In Mineral County, Nevada, on the 30th day of October, 1996.

SAID CLAIM IS A LODE CLAIM, it being situated in the above mentioned County and State, and is approximately 1500 feet long and 600 feet wide, such that 1475 feet is claimed in an North direction and 25 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South.

THE NUMBER, LOCATION, AND MARKINGS On each monument are as follows:

         LOCATION          MARKINGS                  DESCRIPTION
No. 1 Northeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 2 Southeast corner     diagram, metal tag        2"x2"xz4' wooden post
No. 3 Southwest corner     diagram, metal tag        2"x2"xz4' wooden post
No. 4 Northwest corner     diagram, metal tag        2"x2"xz4' wooden post

A CLAIM MAP as required by NRS 517.040 is included as part of the work of location.

Dated:  January 11, 1997

         RECEIVED                           DESERT PACIFIC EXPLORATION INC.
  Bur. Of Land Management
     9:00 A.M. JAN 24 97                    BY: /s/ Herb Duerr
        NEVADA STATE OFFICE                     Herb Duerr, President
           RENO, NEVADA